Exhibit 10.1

[                    ], 2006

Middle Kingdom Alliance Corporation
333 Sandy Springs Circle, Suite 223
Atlanta, GA 30328

Newbridge Securities Corporation
[__________]
[__________]

I-Bankers Securities, Inc.
[__________]
[__________]

Westminster Securities Corporation
[__________]
[__________]

Re:	Initial Public Offering

Gentlemen:

The undersigned shareholder, officer and/or director of Middle Kingdom Alliance Corporation (the “Company”), in consideration of Newbridge Securities Corporation, I-Bankers Securities, Inc. and Westminster Securities Corporation (the “Representatives”) entering into a letter of intent (the “Letter of Intent”) to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the “Effective Date”) of the registration statement relating to the IPO (or 24 months from the consummation of the IPO if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months of commencement of the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. In the event of the liquidation of the Trust Fund (as described in the IPO prospectus), the undersigned agrees, subject to the limitation set forth in the following sentence, to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund. The foregoing indemnification shall be on a several basis with the other Insiders, and the indemnification amount owed by the undersigned shall be limited to that percentage of the total indemnification amount multiplied by the undersigned’s ownership of the Company’s Series A Units immediately prior to the IPO (or ___%). Any amounts payable by the undersigned pursuant to this paragraph shall be payable directly to Continental Stock Transfer and Trust Company, as trustee, to be held for the benefit of the Class B common stockholders and to be distributed in accordance with the Investment Management Trust Agreement between Continental Stock Transfer and Trust Company and the Company.

3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to invest in an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Representatives that the business combination is fair to the Company’s stockholders from a financial perspective.

5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Primus Capital, LLC, Michael Marks, MTP Holdings LLC and Allan Shu Cheuk Lam (“Related Parties”) shall be allowed to charge the Company an aggregate amount of $7,500 per month, to compensate them for the Company’s use of Related Parties’ offices, utilities and personnel. Related Parties and the undersigned shall also be entitled to reimbursement from the Company, in accordance with the Company’s policy for such reimbursement, for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination or otherwise conducting the Company’s business.

6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

7. The undersigned will escrow certain [insert number] of his Insider Shares for the three year period commencing on the Effective Date and will escrow the remaining [insert number] Insider Shares and the [insert number] Class A warrants purchased prior to the IPO subject to the terms of a Securities Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent, in the form of Exhibit A attached hereto.

8. I agree to serve as the                      of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and the Representatives included in the S-1 Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned’s Questionnaire furnished to the Company and the Representatives is true and accurate in all respects. The undersigned represents and warrants that:

(a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

9. I have full right and power, without violating any agreement by which I am bound, to enter into this letter agreement and to serve as an officer of the Company.

10. I authorize any employer, financial institution, or consumer credit reporting agency to release to the Representatives and their respective legal representatives or agents (including any investigative search firm retained by the Representative) any information they may have about my background and finances (the “Information”). Neither the Representatives nor its respective agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and I hereby release them from liability for any damage whatsoever in that connection.

11. This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without regard to the conflicts of law provisions thereof to the extent such principles and rules would require or permit the application of the laws of another jurisdiction.

12. As used herein,

(a) “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

(b) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

(c) “Insider Shares” shall mean all of the common stock of the Company owned by an Insider prior to the IPO; and

(d) “IPO Shares” shall mean the common stock issued in the Company’s IPO.

[_______________]

Signature:________________________

Accepted and agreed:

NEWBRIDGE SECURITIES CORPORATION

By: _____________________
Name: [_______]
Title: [________]

I-BANKERS SECURITIES, INC.

By: _____________________
Name: [_______]
Title: [________]

WESTMINSTER SECURITIES CORPORATION

By: _____________________
Name: [_______]
Title: [________]

Accepted and agreed:

MIDDLE KINGDOM ALLIANCE CORPORATION

By: _____________________
Name: [_______]
Title: [________]